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                                                                   EXHIBIT 10.33

Date:    June 5, 1995                  Extension No.   2
     ---------------------                          ------------------

                                   STANDARD

                              LEASE RENEWAL FORM

LEASE to be renewed is that certain lease described as follows:


Lessor:             TRICO RENTS, a California General Partnership
                    ------------------------------------------------------------
Lessee:             CERADYNE, INC., a Delaware Corporation
                    ------------------------------------------------------------
Property Leased:    3169-A Redhill Avenue
                    ------------------------------------------------------------
                    Costa Mesa, CA 92626
                    ------------------------------------------------------------
Lease Dated:        October 28, 1985
                    ------------------------------------------------------------

The term of the referenced lease is hereby extended from:

          November 1, 1995          through           October 31, 2000
-----------------------------------         ------------------------------------

    With the following changes only:

A.  Security Deposit decreased from:     $15,519.00      to       $10,735.00
                                    --------------------    --------------------

B. Rent: Throughout the term of this Lease Extension the following rental schedule shall prevail:

                   Rental Period                   Monthly Amount
                   -------------                   --------------
        November 1, 1995 - October 31, 1996          $ 8,981.00
        November 1, 1996 - October 31, 1997            9,340.00
        November 1, 1997 - October 31, 1998            9,713.00
        November 1, 1998 - October 31, 1999           10,102.00
        November 1, 1999 - October 31, 2000           10,506.00

    The above rental figures do not include the estimated monthly Common Area Maintenance (CAM) charges which are currently $229.00, per month.

    Note: A credit of $4,784.00 shall be applied to the November, 1995 rent to offset the reduction in the security deposit requirement ($15,519.00 - $10,735.00 = $4,784.00).

C. Option to Renew. Lessor hereby grants to the Lessee an Option to Renew this Lease for an additional five (5) years under the following terms and conditions:

    A. Lessee must notify Lessor, in writing, on or before May 1, 2000 of Lessee's intent to exercise its Option to Renew.

    B. The renewal period shall commence, if the Option is exercised, on November 1, 2000 and shall terminate on October 31, 2005.

    C. The terms and conditions of this option period shall be the same as the terms and conditions of the original Lease, including extensions, except that the following monthly rental schedule shall prevail throughout this option period:

                   Rental Period                   Monthly Amount
                   -------------                   --------------
        November 1, 2000 - October 31, 2001          $10,926.00
        November 1, 2001 - October 31, 2002           11,363.00
        November 1, 2002 - October 31, 2003           11,818.00
        November 1, 2003 - October 31, 2004           12,290.00
        November 1, 2004 - October 31, 2005           12,782.00

        The above rental figures do not include the estimated monthly CAM charges.

    All other terms and conditions of the Lease dated      October 28, 1985
                                                      --------------------------
    shall remain the same.


APPROVED BY: LESSOR                             APPROVED BY: LESSEE

TRICO RENTS, a                                  CERADYNE, INC., a Delaware
California General Partnership                  Corporation

/s/ Clarence J. Turner                          /s/ James F. Gardner
------------------------------                  --------------------------------
Clarence J. Turner                              James F. Gardner

                                                /s/ David P. Reed
                                                --------------------------------
                                                David P. Reed

DATED:  6/8/95                                  DATED: 6/8/95
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